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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-2938) of Horizon Health Corporation and the Registration Statement on Form S-8 (No. 333-36953) of Horizon Health Corporation of our report on Acorn Behavioral HealthCare Management Corporation dated October 2, 1997 appearing on Page F-2 of this Form 8-K.

PRICE WATERHOUSE LLP

Dallas, Texas
November 3, 1997